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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 21, 1999
                                                 ------------------------

                                  P-COM, INC.
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              (Exact name of registrant as specified in charter)


          Delaware                  0-25356                 77-0289371
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)            Identification No.)


3175 S. Winchester Boulevard, Campbell, California             95008
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                    --------------------


                                     None
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         (Former name or former address, if changed since last report.)
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          4)   Exhibit 10.49 - Common Stock PIPES Purchase Agreement, dated
               June 21, 1999, by and between P-Com and Gruber McBaine International.

          5) Exhibit 10.50 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Lockheed Martin Corp. Master Retirement Trust.

          6) Exhibit 10.51 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Trustees of Hamilton College.

          7) Exhibit 10.52 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and State of Wisconsin Investment Board.

          8) Exhibit 99.1 - Press Release, dated June 21, 1999 announcing the signing of seven separate agreements to sell a total of 10,067,958 shares of newly issued common stock for an aggregate of $40 million.

Item 5.  Other Events.
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          Sale of Common Stock
          --------------------

          On June 21, 1999, the Registrant issued a press release announcing the signing of seven separate agreements to sell a total of 10,067,958 shares of newly issued common stock for an aggregate of $40 million. A copy of the press release is attached hereto and incorporated herein by reference.

          Accounting Charges
          ------------------

          The Registrant will record a charge to stockholders' equity in the second quarter of fiscal 1999 of approximately $9.5 million due to the exchange on June 4, 1999 of newly issued common stock for all of the Registrant's outstanding Series B preferred stock. This charge was previously estimated at $11.5 million.

          Statements in this report that are forward looking involve known and unknown risks and uncertainties, which may cause the Registrant's actual results in future periods to be materially different from any future performance that may be suggested in this report. Such factors may include, but are not limited to, reliance upon subcontractors, fluctuations in customer demand and commitments, both in timing and volume, introduction of new products, commercial acceptance and viability of new products and expenses associated therewith, cancellations of orders without penalties, pricing and competition, the Registrant's ability to have available an appropriate amount of production capacity in a timely manner, the ability of the Registrant's customers to finance their purchases of the Registrant's products and/or services, the timing of new technology and product introductions, the risk of early obsolescence accounting for adjustments for the Cylink acquisition and the pending stockholder class action lawsuits. Further, the Registrant operates in an industry sector where securities values are highly volatile and may be influenced by economic and other factors beyond the Registrant's control, such as announcements by competitors and service providers. Reference is made to the discussion of risk factors detailed in the Registrant's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

          The following documents are filed as exhibits to this report:

          1) Exhibit 10.46 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and The Kaufmann Fund.

          2) Exhibit 10.47 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and BayStar Capital, L.P.

          3) Exhibit 10.48 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Lagunitas Partners LP.
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          4)   Exhibit 10.49 - Common Stock PIPES Purchase Agreement, dated June
               21, 1999, by and between P-Com and Gruber McBaine International.

          5) Exhibit 10.50 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Lockheed Martin Corp. Master Retirement Trust.

          6) Exhibit 10.51 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Trustees of Hamilton College.

          7) Exhibit 10.52 - Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and State of Wisconsin Investment Board.

          8) Exhibit 99.1 - Press Release, dated June 21, 1999, announcing the signing of seven separate agreements to sell a total of 10,067,958 shares of newly issued common stock for an aggregate of $40 million.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   P-COM, INC.



DATE: June 22, 1999       By:      /s/  Robert E. Collins
                                   -------------------------------------------
                                     Name:  Robert E. Collins
                                     Title:  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
-------

10.46 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and The Kaufmann Fund.

10.47 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and BayStar Capital, L.P.

10.48 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Lagunitas Partners LP.

10.49 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Gruber McBaine International.

10.50 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Lockheed Martin Corp. Master Retirement Trust.

10.51 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and Trustees of Hamilton College.

10.52 Common Stock PIPES Purchase Agreement, dated June 21, 1999, by and between P-Com and State of Wisconsin Investment Board.

99.1 Press Release, dated June 21, 1999, announcing the signing of seven separate agreements to sell a total of 10,067,958 shares of newly issued common stock for an aggregate of $40 million.